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                          SECOND AMENDMENT TO THE
                   BENTHOS, INC. 401(k) RETIREMENT PLAN


Benthos, Inc. (the "Employer") having heretofore adopted the Benthos, Inc. 401(k) Retirement Plan, a prototype plan document consisting of the Plan Agreement #001 and the Putnam Basic Plan Document #07 (the "Plan") effective as of July 1, 1999, pursuant to the power reserved to the Employer in Section
17.1 of the Plan, hereby amends the Plan Agreement as set forth below.

1. Subsection C.(5) of Section 3., of the Plan Agreement is hereby amended effective October 1, 1999, by striking said subsection in its entirety and by substituting the following new paragraph in lieu thereof:

         "(5) If the Employer acquires a business after the Effective Date, the Eligibility Periods for an employee of the acquired business will be the periods selected in (1), (2) and (3) beginning on (check (a) or (b)):

               [X]  (a) the date the employee began work with the acquired business.

               [ ]  (b) the date of the acquisition (i.e., the date the
                        employee begins work for the Employer)."

2. Subsection B.(3) of Section 9., of the Plan Agreement is hereby amended effective October 1, 1999, by striking said subsection in its entirety and by substituting the following new paragraph in lieu thereof:

          "(3) Will an employee's service for a business acquired by the Employer that was performed before the acquisition be included in determining an employee's Years of Service for vesting?

               [X]  (a) Yes       [ ]  (b) No

               List below any business acquired on or before the Effective Date for which an employee's service will be included in determining an employee's Years of Service for vesting. Service of an employee for a predecessor employer (which includes an acquired business) whose plan the Employer maintains must be included as service for the Employer under this Plan. Therefore, also list below any predecessor employer whose plan the Employer maintains:

               _______

               ______"

3. In all other respects, the Plan provisions remain in full force and effect.

IN WITNESS, WHEREOF, the Employer has caused the Second Amendment to the Plan to be duly executed in its name and behalf and its corporate seal to be affixed as of the date signed below.

ATTEST:

BENTHOS, INC.                             PUTNAM FIDUCIARY TRUST COMPANY

By:   /s/ John L. Coughlin                By:    /s/ Tina A. Campbell
      -----------------------------              -----------------------------

Print Name: John L. Coughlin              Print Name: Tina A. Campbell
            -----------------------                   ------------------------

Title: President and CEO                  Title: VP Director of Compliance and
       Benthos, Inc.                             Consulting
       ----------------------------              -----------------------------

Date:  6/6/00                            Date:  6/6/00
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